WELLS FARGO BANK                                  PROMISSORY
NOTE

$2,743,109.72                                     Fresno,
California
                                                  November 20, 1995


     FOR VALUE RECEIVED, the undersigned GOTTSCHALKS, INC. ("Borrower") promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") at its office at Fresno RCBO, 1206 Van Ness Avenue, Fresno, CA. 93721, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of $2,743,109.72, with interest thereon as set forth herein.

INTEREST:

     (a) Interest. The outstanding principal balance of this Note shall bear interest at a rate per annum computed on the basis of a 360-day year, actual days elapsed). .25000% above the Prime Rate in effect from time to time. The "Prime Rate" is a base rate that Bank from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto. Each change in the rate of interest hereunder shall become effective on the date each Prime Rate change is announced within Bank.

     (b) Payment of Interest. Interest accrued on this Note shall be payable on the 5th day of each month, commencing January
5, 1996.

     (c) Default Interest. From and after the maturity date of this Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to 4% above the rate of interest from time to time applicable to this Note.

     (d) Collection of Payments. Borrower authorizes Bank to collect all interest and fees due hereunder by charging Borrower's demand deposit account number 4192-049534 with Bank, or any other demand deposit account maintained by any Borrower with Bank, for the full amount thereof. Should there be insufficient funds in any such demand deposit account to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by Borrower.

REPAYMENT AND PREPAYMENT:

     (a) Repayment. The outstanding principal balance of this Note shall be due and payable in full on March 5, 1996.

     (b) Application of Payments. Each payment made on this Note shall be credited first, to any interest then due and second, to the outstanding principal balance hereof.

     (c) Prepayment. Borrower may prepay principal on this Note at any time, in any amount and without penalty.

EVENTS OF DEFAULT:

     The occurrence of any of the following shall constitute an "Event of Default" under this Note:

     1. The failure to pay any principal, interest, fees or other charges when due hereunder or under any contract, instrument or document executed in connection with this Note.

     2. The filing of a petition by or against any Borrower, any guarantor of this Note or any general partner or joint venturer in any Borrower which is a partnership or a joint venture (with each such guarantor, general partner and/or joint venturer referred to herein as a "Third Party Obligor") under any provisions of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar or other law relating to bankruptcy, insolvency, reorganization or other relief for debtors; the appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of any Borrower or Third Party Obligor; any Borrower or Third Party Obligor becomes insolvent, makes a general assignment for the benefit of creditors or is generally not paying its debts as they become due; or any attachment or like levy on any property of any Borrower or Third Party Obligor.

     3. The death or incapacity of any individual Borrower or Third Party Obligor, or the dissolution or liquidation of any Borrower or Third Party Obligor which is a corporation, partnership, joint venture or other type of entity.

     4. Any default in the payment or performance of any obligation, or any defined event of default, under any provisions of any contract, instrument or document pursuant to which any Borrower or Third Party Obligor has incurred any obligation for borrowed money, any purchase obligation, or any other liability of any kind to any person or entity, including the holder.

     5. Any financial statement provided by any Borrower or Third party Obligor to Bank proves false.

     6. Any sale or transfer of all or a substantial or material part of the assets of any Borrower or Third Party Obligor other than in the ordinary course of its business.

     7. Any violation or breach of any provision of, or any defined event of default under, any addendum to this Note or any loan agreement, guaranty, security agreement, deed of trust or other document executed in connection with or security this Note.

MISCELLANEOUS:

     (a) Remedies. Upon the sale, transfer, hypothecation, assignment or other encumbrance, whether voluntary, involuntary or by operation of law, of all or any interest in the property described in any deed of trust securing this Note, or upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, protest or notice of dishonor, all of which are expressly waived by each Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Each Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel), incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, and including any of the foregoing incurred in connection with any bankruptcy proceeding relating to any Borrower.

     (b) Obligations Joint and Several. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

     (c) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California, except to the extent Bank has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of California law shall not be deemed to deprive Bank of any such rights and remedies as may be available under Federal law.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

GOTTSCHALKS, INC.

By: s:\Alan A. Weinstein
Title: Senior Vice President/CFO

Recording Requested By,
And when recorded return to:
WELLS FARGO BANK,
NATIONAL ASSOCIATION
1206 Van Ness Avenue
Fresno, CA.  93721
Attention: Note Department
Loan No.:_____________


                    DEED OF TRUST
              With Assignment of Rents

     THIS DEED OF TRUST is entered into as of November 20, 1995, by and among GOTTSCHALKS, INC., A DELAWARE CORPORATION ("Trustor"), AMERICAN SECURITIES COMPANY, a corporation ("Trustee"), and WELLS
FARGO BANK, NATIONAL ASSOCIATION ("Beneficiary").

             ARTICLE I.  GRANT IN TRUST
     1.01 Grant. For the purposes and upon the terms and conditions in this Deed of Trust irrevocably grants, conveys and assigns to Trustee, in trust for the benefit of Beneficiary, with power of sale and right of entry and possession, Trustor's interest in all that real property located in the County of SAN LUIS OBISPO, State of California, described ion Exhibit A attached hereto, together with all appurtenances, easements, rights and rights of way appurtenant or related thereto, all buildings, other improvements and fixtures now or hereafter located thereon, all interest or estate with Trustor now has or may hereafter acquire in the property described above, and all additional and accretions thereto ("Subject Property"). The listing of specific rights or property shall not be interpreted as a limit of general terms.

     1.02 Address. The address of the Subject Property (if known) is: 313 MADONNA ROAD, SAN LUIS OBISPO, CA 93403. Neither the failure to designate an address nor any inaccuracy in the address designated shall affect the validity or priority of the lien of this Deed of Trust on the Subject Property as described on Exhibit A. In the event of any conflict between the provisions of Exhibit A and said address, Exhibit A shall control.

          ARTICLE II.  OBLIGATIONS SECURED

     2.01 Obligations Secured. Trustor makes this grant and assignment for the purpose of securing the following obligations
(each, a "Secured Obligation" and collectively, the "Secured
Obligations"):

     (a) payment to Beneficiary of all sums at any time owing and performance of all other obligations arising under or in connection with that certain promissory note ("Note") dated as of November 20, 1995, in the principal amount of $2,743,109.72, executed by GOTTSCHALKS, INC. and payable to Beneficiary or its order, together with the payment and performance of any other indebtedness or obligations incurred in connection with the credit accommodation evidenced by the Note, whether or not specifically referenced therein; and

     (b) payment and performance of all obligations of Trustor under this Deed of Trust, together with all advances, payments or other expenditures made by Beneficiary or Trustee as or for the payment or performance of any such obligations of Trustor, and

     (c) payment and performance of all obligations, if any, and the contracts under which they arise, which any rider attached to and recorded with this Deed of Trust recites are secured hereby;
and

     (d) payment and performance of all future advances and other obligations that the then record owner of the Subject
Property may agree to pay and/or perform (whether as principal, surely or guarantor) for the benefit of Beneficiary, when any such, advance or obligation is evidenced by a writing which recites that it is secured by this Deed of Trust, and

     (e) all modifications, extensions and renewals of any of the Secured Obligations (including without limitation, (i) modifications, extensions or renewals at a different rate of interest, or (ii) deferrals or accelerations of the required principal payment dates or interest payment dates or both, in whole or in part), however evidenced, whether or not any such modification, extension or renewal is evidenced by a new or additional promissory note or notes.

     2.02 Obligations.   The term "obligations" is used herein
in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, joint or several, including without limitation, all principal, interest, charges, including prepayment charges and late charges, and loan fees at any time accruing or assessed on any Secured Obligation.

     2.03 Incorporation. All terms of the Secured Obligations are incorporated herein by this reference. All persons who may have or acquire an interest in the Subject Property are hereby deemed to have notice (a) of the terms of the Secured Obligations and (b) that, if provided therein, (i) the Note or any other Secured Obligation may permit borrowing, repayment and reborrowing, and (ii) the rate of interest on one or more of the Secured Obligations may vary from time to time.

          ARTICLE III.  ASSIGNMENT OF RENTS

     3.01 Assignment. For the purposes and upon the terms and conditions set forth herein, Trustor irrevocably assigns to Beneficiary all of Trustor's right, title and interest in, to and under all leases, licenses, rental agreements and other agreements of any kind relating to the use or occupancy of any of the Subject Property, whether existing as of the date hereof or any time hereafter entered into, together with all guarantees of and security for any tenant's or lessee's performance thereunder, and all amendments, extensions, renewals and modifications thereto (each, a "Lease" and collectively, the "Leases"), together with any and all other rents, issues and profits of the Subject Property (collectively, "Rents"). This Assignment shall not impose upon Beneficiary any duty to produce Rents, from the Subject Property, nor cause Beneficiary to be (a) a "mortgagee in possession" for any purpose, (b) responsible for performing any of the obligations of the lessor or landlord under any Lease, or (c) responsible for any waste committed by any person or entity at any time in possession of the Subject Property or any part thereof, or for any dangerous or defective condition of the Subject Property, or for any negligence in the management, upkeep, repair control of the Subject Property. This is an absolute assignment, not an assignment for security only, and Beneficiary's right to Rents is not contingent upon and may be exercised without possession of the Subject Property. Trustor agrees to execute and deliver to Beneficiary, within five (5) days of Beneficiary's written request, such additional documents as Beneficiary or Trustee may reasonably request to further evidence the assignment to Beneficiary of any and all Leases and Rents.

     3.02 Protection of Security. To protect the security of this Assignment, Trustor agrees:

     (a) At Trustor's sole cost and expense: (i) to perform each obligations to be performed by the lessor or landlord under each Lease and to enforce or secure the performance of each obligation to be performed by the lessee or tenant under each Lease; (ii) not to modify any Lease in any material respect, nor accept surrender under or terminate the term of any Lease; (iii) not to anticipate the Rents under any Lease; and (iv) not to waive or release any lessee or tenant of or from any Lease obligations. Trustor assigns to Beneficiary all of Trustor's right and power to modify the terms of any Lease, to accept a surrender under or terminate the term of, or anticipate the Rents under any Lease; and to waive or release any lessee or tenant of or from any Lease obligations, and any attempt on the part of Trustor to exercise any such rights or powers without Beneficiary's prior written consent shall be a breach of the terms hereof.

     (b) At Trustor's sole cost and expense, to defend any action in any manner connected with any Lease or the obligations thereunder, and to pay all costs of Beneficiary or Trustee, including reasonable attorneys' fees, in any such action relating to a Lease in which Beneficiary or Trustee may appear.

     (c) That, should Trustor fail to do any act required to be done by Trustor under a Lease, then Beneficiary or Trustee, but without obligation to do so and without notice to Trustor and without releasing Trustor from any obligation hereunder, may make or do the same in such manner and to such extent as Beneficiary or Trustee deems necessary to protect the security hereof, and, in exercising such powers, Beneficiary or Trustee may employ attorneys and other agents, and Trustor shall pay necessary costs and reasonable attorneys' fees incurred by Beneficiary or Trustee, or their agents, in the exercise of the powers granted herein.
Trustor shall give prompt notice to Beneficiary of any default by any lessee or tenant under any Lease, and of any notice of default on the part of Trustor under any Lease received from a lessee or tenant thereunder, together with an accurate and complete copy thereof.

     (d) To pay to Beneficiary immediately upon demand all sums expended under the authority hereof, including reasonable attorneys' fees, together with interest thereon at the highest rate per annum payable under any Secured Obligation, and the same may, at Beneficiary's option, be added to any Secured Obligation and shall be secured hereby.

     3.03 License. Beneficiary confers upon Trustor a license ("License") to collect and retain the Rents as, but not before, they come due and payable, until the occurrence of any Default. Upon the occurrence of any Default, the License shall be automatically revoked, and Beneficiary or Trustee may, at Beneficiary's option and without notice, either in person or by agent, with or without bringing any action, or by a receiver to be appointed by a court: (a) enter, take possession of, manage and operate the Subject Property or any part thereof; (b) make, cancel, enforce or modify any Lease; (c) obtain and evict tenants, fix or modify Rents, and do any acts which Beneficiary or Trustee deems proper to protect the security hereof; and (d) either with or without taking possession of the Subject Property, in its own name, sue for or otherwise collect and receive all Rents, including those past due and unpaid, and apply the same in accordance with provisions of Section 5.04 hereof. The entering and taking possession of the Subject Property, the collection of Rents and the application thereof as aforesaid, shall not cure or waive any Default, nor waive, modify or affect any notice of default hereunder, nor invalidate any act done pursuant to such notice.
The License shall not grant to Beneficiary or Trustee the right to possession, except as provided in this Deed of Trust.



    ARTICLE IV.  RIGHTS AND DUTIES OF THE PARTIES

     4.01 Title. Trustor warrants that, except as otherwise disclosed to Beneficiary prior to the date hereof in a writing which refers to this warranty, Trustor lawfully possesses and holds fee simple title to or a leasehold interest in the Subject Property without limitation on the right to encumber and assign, as herein provided, and that this Deed of Trust is a valid lien on the Subject Property and all of Trustor's interest therein.

     4.02 Taxes and Assessments. Trustor shall pay prior to delinquency all taxes, assessments, levies and charges imposed (a) by any public or quasi-public authority or utility company which are or which may become a lien upon or cause a loss in value of the Subject Property or any interest therein, or (b) by any public authority upon Beneficiary by reason of its interest in any Secured Obligation or in the Subject Property, or by reason of any payment made to Beneficiary pursuant to any Secured Obligation; but Trustor shall have no obligation to pay any income taxes of Beneficiary.

     4.03 Performance of Secured Obligations. Trustor shall promptly pay and perform each Secured Obligation when due.

     4.04 Liens, Encumbrances and Charges. Trustor shall immediately discharge any lien not approved by Beneficiary in writing that has or may attain priority over this Deed of Trust. Except as otherwise provided in any Secured Obligation or other agreement with Beneficiary, Trustor shall pay when due all obligations secured by or reducible to liens and encumbrances which shall now or hereafter encumber the Subject Property, whether senior or subordinate hereto, including without limitation, any mechanics' liens.

     4.05 Insurance. Trustor shall insure the Subject Property against loss or damage by fire and such other risks as Beneficiary shall from time to time require. Trustor shall carry public liability insurance, flood insurance as required by applicable law and such other insurance as Beneficiary may reasonably require, including without limitation, business interruption insurance or loss of rental value insurance. Trustor shall maintain all required insurance at Trustor's expense, under policies insured by companies and in form and substance satisfactory to Beneficiary. Neither Beneficiary nor Trustee, by reason of accepting, rejecting, approving or obtaining insurance shall incur any liability for: (a) the existence, nonexistence, form or legal sufficiency thereof; (b) the solvency of any insurer; or (c) the payment of losses. All policies and certificates of insurance shall name Beneficiary as loss payee, and shall provide that the insurance cannot be terminated as to Beneficiary except upon a minimum of ten (10) days' prior written notice to Beneficiary. Immediately upon any request by Beneficiary, Trustor shall deliver to Beneficiary the original of all such policies or certificates, with receipts evidencing annual prepayment of the premiums.

     4.06 Security Account. Beneficiary may require, at its option, but subject to applicable law and to any specific limits on exercise of that option contained herein, that Trustor pay to Beneficiary each month an additional sum estimated by Beneficiary to be equal to the annual amount of (a) taxes, bonds, assessments, levies and charges described in Section 4.02 hereof, and (b) premiums for fire and other hazard and mortgage insurance next due, divided by, in each instance, the number of months to lapse before one month before said annual amount will become due. Such payments of additional sums by Trustor to Beneficiary shall be held in a security account, and Trustor hereby grants, and transfers to Beneficiary a security interest in all sums to held in said security account, and all proceeds thereof, to secure the payment and performance of each Secured Obligation. All sums so paid shall not bear interest except to the extent and in the amount required by law. Beneficiary shall apply said sums to the payment of, or at the sole option of Beneficiary, release said sums to Trustor for application to and payment of, such taxes, bonds, assessments, levies, charges and insurance premiums. Upon the occurrence of any Default, Beneficiary at its sole option may apply all or any part of said sums to any Secured Obligation. To cure any Default, Trustor shall restore all sums so applied, as well as correct any Default not corrected by the application thereof. The relationship where Beneficiary shall be deemed a trustee, special depository or other fiduciary acting for the benefit of Trustor. The existence of said security account shall not limit Beneficiary's rights under any other provision of this Deed of Trust or the total amount to be paid therefrom for any year, or may continue to hold the excess and reduce proportionately the required monthly deposits for the next year.

     4.07 Damages; Insurance and Condemnation Proceeds.

     (a) (i) All awards of damages and all other compensation payable directly or indirectly by reason of a condemnation or proposed condemnation for public or private use affecting the Subject Property: (ii) all other claims and awards for damages to or decrease in value of the Subject Property; (iii) all proceeds of any insurance policies payable by reason of loss sustained to the Subject Property; and (iv) all interest which may accrue on any of the foregoing, are all absolutely and irrevocably assigned to and shall be paid to Beneficiary. At the absolute discretion of Beneficiary, whether or not its security is or may be impaired, but subject to applicable law if any, and without regard to any requirement contained in Section 4.08(c) hereof, Beneficiary may apply all or any of the proceeds it receives to any order, and release all or any part of the proceeds to Trustor upon any conditions Beneficiary may impose. Beneficiary may commence, appear in, defend or prosecute any assigned claim or action, and may adjust, compromise, settle and collect all claims and awards assigned to Beneficiary, but shall not be responsible for any failure to collect any claim or award, regardless of the cause of the failure.

     (b) At its sole option Beneficiary may permit insurance or condemnation proceeds held by Beneficiary to be used for repair or restoration but may impose any conditions on such use as Beneficiary deems necessary.

     4.08 Maintenance and Preservation of Subject Property.
Subject to the provisions of any Secured Obligation, Trustor covenants:

     (a) to keep the Subject Property in good condition and repair;

     (b) except with Beneficiary's prior written consent, not to remove or demolish the Subject Property; not to alter, restore or add to the Subject Property; and not to initiate or acquiesce in any change in any zoning or other land classification which affects the Subject Property;

     (c) to restore promptly and in good workmanlike manner any portion of the Subject Property which may be damaged or destroyed, unless Beneficiary requires all of the insurance proceeds by used to reduce the Secured Obligations as provided in Section 4.07 hereof;

     (d) to comply with and not to suffer violation of any or all of the following which govern acts or conditions on, or otherwise affect, the Subject Property: (i) laws, ordinances, regulations, standards and judicial and administrative rules and orders; (ii) covenants, conditions, restrictions and equitable servitudes, whether public or private; and (iii) requirements of insurance companies and any bureau or agency which establishes standards of insurability;

     (e)  not to commit or permit waste of the Subject Property;
and

     (f) to do all other acts which from the character or use of the Subject Property may be reasonably necessary to maintain and preserve its value.

     4.09 Hazardous Substances; Environmental Provisions.
Trustor represents and warrants to Beneficiary that, except as disclosed to and acknowledged by Beneficiary in writing prior to the date hereof: (a) during the period of Trustor's ownership or possession of the Subject Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or hazardous substance (as said terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, any other applicable state or Federal environmental laws, and any rules or regulations adopted pursuant to any of the foregoing) by any person from, on, under or about the Subject Property; and (b) Trustor has no knowledge of, nor any reason to believe that there has been, (i) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or hazardous substance by any prior owners or occupants of the Subject Property, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. Trustor agrees to indemnify and hold Beneficiary harmless from and against any and all claims, losses, liabilities, damages, penalties and expenses of any kind or character, including reasonable attorneys' fees, which Beneficiary may directly or indirectly sustain or suffer as a result of any breach of this Section 4.09 or as a consequence of any use, generation, manufacture, storage, treatment, disposal, release or threatened release occurring prior to Trustor's ownership of any interest in the Subject Property, whether or not the same was or should have been known to Trustor. This obligation to indemnify shall survive the payment of the Secured Obligations and the satisfaction of this Deed of Trust, and shall not be affected by Beneficiary's acquisition of any interest in the Subject Property, whether by foreclosure or otherwise.

     Trustor and Beneficiary agree that this Section 4.09 intended as Beneficiary's written request for information (and Trustor's response) concerning the environmental condition of the Subject Property as required by California Code of Civil Procedure 726.5, and that each representation and warranty contained in this Section
4.09 (together with any indemnity applicable to a breach of any such representation and warranty) with respect to the environmental condition of the Subject Property is intended by Trustor and Beneficiary to be an "environmental provision" for purposes of California Code of Civil Procedure 736.

     4.10 Protection of Security. Trustor shall, at Trustor's sole expense: (a) protect, preserve and defend the Subject Property and Trustor's title and right to possession of the Subject Property against all adverse claims; (b) if Trustor's interest in the Subject Property is a leasehold interest or estate, pay and perform in a timely manner all obligations to be paid and/or performed by the lessee or tenant under the lease or other agreement creating such leasehold interest or estate; and (c) protect, preserve, and defend the security of this Deed of Trust against all adverse claims. Trustor shall give Beneficiary and Trustee prompt notice in writing of the assertion of any claim, the filing of any action or proceeding, or the occurrence of any damage, condemnation offer or other action relating to or affecting the Subject Property and, if Trustor's interest in the Subject Property is a leasehold interest or estate, of any notice of default or demand for performance under the lease or other agreement pursuant to which such leasehold interest or estate was created or exists.

     4.11 Acceptance of Trust; Powers and Duties of Trustee. Trustee accepts this trust when this Deed of Trust is executed. From time to time, upon written request of Beneficiary and presentation of this Deed of Trust for endorsement, and without affecting the personal liability of any person for payment of any indebtedness or performance of any of the Secured Obligations, Trustee may, without obligation to do so and without liability therefor and without notice: (a) reconvey all or any part of the Subject Property; (b) consent to the making of any map of the Subject Property; and (c) join in any grant of easement thereon, any declaration of covenants and restrictions, any extension agreement or any agreement subordinating the lien or charge of this Deed of Trust. Trustee or Beneficiary may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trusts and the enforcement of the rights and remedies available under this Deed of Trust, and may obtain orders or remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding (including, but not limited to, actions in which Trustor, Beneficiary or Trustee shall be a party) unless held or commenced and maintained by Trustee under this Deed of Trust. Trustee shall not be obligated to perform any act required of it under this Deed of Trust unless the performance of the act is requested in writing and Trustee is reasonably indemnified against all losses, costs, liabilities and expenses in connection therewith.

     4.12 Compensation; Exculpation; Indemnification.

     (a) Trustor shall pay all Trustee's fees and reimburse Trustee for all expenses in the administration of this trust, including reasonable attorneys' fees. Trustor shall pay Beneficiary reasonable compensation for services rendered concerning this Deed of Trust, including without limitation, the providing of any statement of amounts owing under any Secured Obligation. Beneficiary shall not directly or indirectly be liable to Trustor or any other person as a consequence of: (i) the exercise of any of the rights, remedies or powers granted to Beneficiary in this Deed of Trust; (ii) the failure or refusal of Beneficiary to perform or discharge any obligation or liability of Trustor under any Lease or other agreement related to the Subject Property or under this Deed of Trust; or (iii) any loss sustained by Trustor or any third party as a result of Beneficiary's failure to lease the Subject Property after any Default or from any other act or omission of Beneficiary in managing the Subject Property after any Default unless such loss is caused by the willful misconduct or gross negligence of Beneficiary; and no such liability shall be asserted or enforced against Beneficiary, and all such liability is hereby expressly waived and released by Trustor.

     (b) Trustor shall indemnify Trustee and Beneficiary against, and hold them harmless from, any and all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys' fees and other legal expenses, costs of evidence of title, costs of evidence of value, and other expenses which either may suffer or incur: (i) by reason of this Deed of Trust; (ii) by reason of the execution of this trust or the performance of any act required or permitted hereunder or by law; (iii) as a result of any failure of Trustor to perform Trustor's obligations; or (iv) by reason of any alleged obligation or undertaking of Beneficiary to perform or discharge any of the representations, warranties, conditions, covenants or other obligations contained in any other document related to the Subject Property, including without limitation, the payment of any taxes, assessments, rents or other lease obligations, liens, encumbrances or other obligation of Trustor under this Deed of Trust. Trustor's duty to indemnify Trustee and Beneficiary shall survive the payment, discharge or cancellation of the Secured Obligations and the release or reconveyance, in whole or in part, of this Deed of Trust.

     (c)  Trustor shall pay all indebtedness arising under this
Section 4.12 immediately upon demand by Trustee or Beneficiary, together with interest thereof from the date such indebtedness arises at the highest rate per annum payable under any Secured Obligation. Beneficiary may, at its option, add such indebtedness to any Secured Obligation.

     4.13 Substitution of Trustees. From time to time, by a writing signed and acknowledged by Beneficiary and recorded in the Office of the Recorder of the County in which the Subject Property is situated, Beneficiary may appoint another trustee to act in the place and stead of Trustee or any successor. Such writing shall set forth the date, book and page of its recordation and any other information required by law. The recordation of such instrument of substitution shall discharge Trustee herein named substitution shall discharge Trustee herein named and shall appoint the new trustee as the trustee hereunder with the same effect as if originally named Trustee herein. A writing recorded pursuant to the provisions of this Section 4.13 shall be conclusive proof of the proper substitution of such new Trustee.

     4.14 Due on Sale or Encumbrance. Except as permitted by the provision of any Secured Obligation or applicable law, if the Subject Property or any interest therein shall be sold, transferred, mortgaged, assigned, encumbered or leased, whether voluntarily, involuntarily or by operation of law (each of which actions and events is called a "Transfer"), without any Beneficiary's prior written consent, then Beneficiary may, at its sole option, declare all Secured Obligations immediately due and payable in full. Trustor shall notify in writing of each Transfer within ten (10) business days of the date thereof.

     4.15 Releases, Extensions, Modification and Additional Security. Without notice to or the consent, approval or agreement of any persons or entities having any interest any time in the Subject Property or in any manner obligated under any Secured Obligation ("Interested Parties"), Beneficiary may, from time to time, release any of the Interest Parties from liability for the payment of any Secured Obligation, take any action or make any agreement extending the maturity or otherwise altering the terms or increasing the amount of any Secured Obligation, accept additional security, and enforce, waive, subordinate or release all or a portion of the Subject Property or any other security for any Secured Obligation. None of the foregoing actions shall release or reduce the personal liability of any of the Interested Parties, nor release or impair the priority of the lien of this Deed of Trust upon the Subject Property.

     4.16 Reconveyance. Upon Beneficiary's written request, and upon surrender of this Deed of Trust and every note or other instrument setting forth any Secured Obligations to Trustee for cancellation, Trustee shall reconvey, without warranty, the Subject Property or that portion thereof then covered hereby. The recitals of any matters or facts in any reconveyance executed hereunder shall be conclusive proof of the truthfulness thereof. To the extent permitted by law, the reconveyance may describe the grantee as "the person or persons legally entitle thereto." Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance. When the Subject Property has been fully reconveyed, the last such reconveyance shall operate as a reassignment of all future Rents to the person or persons legally entitle thereto. Upon Beneficiary's demand, Trustor shall pay all costs and expenses incurred by Beneficiary in connection with any reconveyance.

     4.17 Subrogation. Beneficiary shall be subrogated to the lien of all encumbrances, whether released of record or not, paid in whole or in part by Beneficiary pursuant to this Deed of Trust or by the proceeds of any Secured Obligation.

     4.18 Trustor Different From Obligor ("Third Party Trustor"). As used in this Section 4.18, the term "Obligor" shall mean each person or entity which is obligated in any manner under any of the Secured Obligations; and the term "Third Party Trustor" shall mean
(1) each person or entity which is included in the definition of Trustor herein and which is not an Obligor under all of the Secured Obligations, and (2) each person or entity which is included in the definition of Trustor herein if there is any Obligor which is not included in said definition of Trustor.

     (a)  Representations and Warranties.  Each Third Party
Trustor represents and warrants to Beneficiary that: (i) this Deed of Trust is executed at an Obligor's request; (ii) this Deed of Trust complies with all agreements between each Third Party Trustor and any Obligor regarding such Third Party Trustor's execution hereof; (iii) Beneficiary has made no representation to any Third Party Trustor as to the creditworthiness of any Obligor; and (iv) each Third party Trustor has established adequate means of obtaining from each Obligor on a continuing basis financial and other information pertaining to such Obligor's financial condition. Each Third party Trustor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect such Third Party Trustor's risks hereunder. Each Third Party Trustor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect such Third Party Trustor' risks hereunder. Each Third Party Trustor further agrees that Beneficiary shall have no obligation to disclose to any Third Party Trustor any information or material about any Obligor which is acquired by Beneficiary in any manner. The liability of each Third Party Trustor hereunder shall be reinstated and revived, and the rights of Beneficiary shall continue if and to the extent that for any reason any amount at any time paid on account of any Secured Obligation is rescinded or must otherwise be restored by Beneficiary, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by Beneficiary in its sole discretion; provided however, that if Beneficiary chooses to contest any such matter at the request of any Third Party Trustor, each Third Party Trustor agrees to indemnify and hold Beneficiary harmless from and against all costs and expenses, including reasonable attorneys' fees, expended or incurred by Beneficiary in connection therewith, including without limitation, in any litigation with respect thereto.

     (b)  Waivers.

     (i) Each Third Party Trustor waives any right to require Beneficiary to: (A) proceed against any Obligor or any other person; (B) proceed against or exhaust any security held form any Obligor or any other person; (C) give notice of the terms, time and place of any public or private sale of personal property security held from any Obligor or any other person, or otherwise comply with any other provisions of Section 9504 of the California Uniform Commercial Code; (D) pursue any other remedy in Beneficiary's power; or (E) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness held by Beneficiary as security for or which constitute in whole or in part any Secured Obligation, or in connection with the creation of new or additional obligations.

     (ii) Each Third Party Trustor waives, any defense to its obligations hereunder based upon or arising by reason of: (A) any disability or other defense of any Obligor or any other person; (B) the cessation or limitation from any cause whatsoever, other than payment in full, of any Secured Obligation; (C) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of any Obligor which is a corporation, partnership, or other type of entity, or any defect in the formation of any such Obligor; (D) the application by any Obligor of the proceeds of any Secured Obligation for purposes other than the purposes represented by any Obligor to, or intended or understood by, Beneficiary or any Third Party Trustor;
(E) any act or omission by Beneficiary which directly or indirectly results in or aids the discharge of any Obligor or any portion of any Secured Obligation by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of Beneficiary against thereof, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security or any modification of any Secured Obligation, in any form whatsoever, including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of such Secured Obligation or any portion thereof, including increase or decrease of the rate of interest thereon. Until all Secured Obligations shall have been paid in full, no Third Party Trustor shall have any right of subrogation.
Each Third Party Trustor waives all wrights and defenses it may have arising out of (1) any respect to any security for any portion of any Obligor's obligations, destroys such Third Party Trustor's rights of subrogation or such Third Party Trustor's rights to proceed against any Obligor for reimbursement, or (2) any loss of rights any Third Party Trustor may suffer by reason of any rights, powers or remedies of any Obligor in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging any Obligor's obligations, whether by operation of Sections 726 or 580d of the Code of Civil Procedure as from time to time amended, or otherwise. Until all Secured Obligations shall have been paid in full, each Third Party Trustor further waives any right to enforce any remedy with Beneficiary now has or may hereafter have against any Obligor or any other person, and waives any benefit, or any right to participate in, any security now or hereafter held by Beneficiary.

     (iii) If any of said waivers is determined to be contrary to any applicable law or public policy, such waiver shall be effective to the extent permitted by law.

           ARTICLE V.  DEFAULT PROVISIONS

     5.01 Default. The occurrence of any of the following shall constitute a "Default" under this Deed of Trust; (a) Trustor shall observe or fail to perform any obligation or agreement contained herein; (b) any representation or warranty of Trustor herein shall prove to be incorrect, false or misleading in any material respect when made; or (c) any default in the payment or performance of any obligation, or any defined event of default, under any provisions of the Note or any other document executed in connection with, or with respect to, any Secured Obligation.

     5.02 Rights and Remedies. Upon the occurrence of any Default, and at any time thereafter, Beneficiary and Trustee shall have all the following rights and remedies:

     (a)  With or without notice, to declare all Secured
Obligations immediately due and payable in full;

     (b) With or without notice, and without releasing Trustor from any Secured Obligation, and without becoming a mortgagee in possession, to cure any Default of Trustor and, in connection therewith, to enter upon the Subject Property and to do such acts and things as Beneficiary or Trustee deems necessary or desirable to protect the security of this Deed of Trust, including without limitation, to appear in and defend any action or proceeding purporting to affect the security of this Deed of Trust or the rights or powers of Beneficiary or Trustee hereunder; to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the judgment of either Beneficiary or Trustee, is senior in priority to this Deed of Trust, the judgment of Beneficiary or Trustee being conclusive as between the parties hereto; to obtain, and to pay any premiums or charges with respect to any insurance required to be carried hereunder; and to employ counsel, accountants, contractors and other appropriate persons to assist them;

     (c) To commence and maintain an action or actions in any court of competent jurisdiction to foreclose this Deed of Trust as a mortgage or to obtain specific enforcement of the covenants of Trustor under this Deed of Trust, and Trustor agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought under this subsection, Trustor waives the defense of laches and any applicable statute of limitations;

     (d) To apply to a court of competent jurisdiction for and obtain appointment of a receiver of the Subject Property as a matter of strict right and without regard to: (i) the adequacy of the security for the repayment of the Secured Obligations; (ii) the existence of a declaration that the Secured Obligations are immediately due and payable; or (iii) the filing of a notice of default; and Trustor consents to such appointment;

     (e) To take and possess all documents, books, records, papers and accounts of Trustor or the then owner of the Subject Property; to make or modify Leases of, and other agreements with respect to, the Subject Property upon such terms and conditions as Beneficiary deems proper and to make repairs, alterations and improvements to the Subject Property deemed necessary, in Trustee's or Beneficiary's judgment, to protect or enhance the security hereof;

     (f) To execute a written notice of such Default and of its election to cause the Subject Property to be sold to satisfy the Secured Obligations. Trustee shall give and record such notice as the law then requires as a condition precedent to a trustee's sale. When the minimum period of time required by law after such notice has elapsed, Trustee, without notice to or demand upon Trustor, except as otherwise required by law, shall sell the Subject Property at the time and place of sale fixed by it in the notice of sale, at one or several sales, either as a whole or in separate parcels and in such manner and order, all as Beneficiary in its sole discretion may determine, at public auction to the highest bidder for cash, in lawful money of the United States, payable at the time of sale (the Secured Obligations being the equivalent of cash for purposes of said sale). Neither Trustor nor any other person or entity shall have the right to direct the order in which the Subject Property is sold. Subject to requirements and limits imposed by law, Trustee may postpone any sale of the Subject Property by public announcement at such time and place of sale, and from time to time may postpone such sale by public announcement at the time and place fixed by the preceding postponement. Trustee shall deliver to the purchaser at such sale a deed conveying the Subject Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in said deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustee, Trustor or Beneficiary, may purchase at such sale;

     (g) To resort to and realize upon the security hereunder and any other security now or later held by Beneficiary concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both, and to apply the proceeds received to payment of the Secured Obligations, all in such order and manner as Trustee and Beneficiary, or either of them, shall determine in their sole discretion.

     5.03 Application of Foreclosure Sale Proceeds. After deducting all costs, fees and expenses of Trustee, and of this trust, including costs of evidence of title and attorney's fees in connection with a sale, Trustee shall apply all proceeds of any foreclosure sale first, to payment of all Secured Obligations (including without limitation, all sums expended by Beneficiary under the terms hereof and not then repaid, with accrued interest at the highest rate per annum payable under any Secured Obligation), in such order and amounts as Beneficiary in its sole discretion shall determine; and the remainder, if any, to the person or persons legally entitled thereto.

     5.04 Application of Other Sums. All Rents or other sums received by Beneficiary hereunder, less all costs and expenses incurred by Beneficiary or any receiver, including reasonable attorneys' fees, shall be applied to payment of the Secured Obligations in such order as Beneficiary shall determine in its sole discretion (but Beneficiary shall have no liability for funds not actually received by Beneficiary).

     5.05 No Cure or Waiver. Neither Beneficiary's Trustee's or any receiver's entry upon and taking possession of the Subject Property, nor any collection of Rents, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum of any Secured Obligation, nor the exercise of any other right or remedy by Beneficiary, Trustee or any receiver shall impair the status of the security of this Deed of Trust, or cure or waive any breach, Default or notice of default under this Deed of Trust, or nullify the effect of any notice of default or sale (unless all Secured Obligations and any other sums then due hereunder have been paid in full, and Trustor has cured all other Defaults), or prejudice Beneficiary or Trustee in the exercise of any right or remedy, or be construed as an affirmation by Beneficiary of any tenancy, lease or option or a subordination of the lien of this Deed of Trust.

     5.06 Payment of Costs, Expenses and Attorneys' Fees.
Trustor agrees to pay to Beneficiary immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including court costs and reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Beneficiary's in-house counsel, whether or not incurred or expended in litigation), expended or incurred by Trustee or Beneficiary pursuant to subsections (a) through (g) inclusive of Section 5.02 hereof, with interest from the date of expenditure until such sums have been paid at the highest rate per annum payable under any Secured Obligation. Beneficiary shall be entitled to bid, at any sale of the Subject Property held pursuant to Section 5.02 (f) hereof or pursuant to any judicial foreclosure of this Deed of Trust, the amount of all of the foregoing, including interest thereon, in addition to the amount of the other Secured Obligations, as a credit bid, the equivalent of cash.

     5.07 Power to File Notices and Cure Defaults. Trustor hereby irrevocably appoints Beneficiary and its successors and assigns as Trustor's true attorney-in-fact to perform any of the following powers, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Beneficiary deems appropriate to protect Beneficiary's interest, and (b) upon the occurrence of any event, act or omission which with the giving of notice or the passage of time, or both, would constitute a Default, to perform any obligation of Trustor hereunder; provided that: (i) Beneficiary, as such attorney-in-fact, shall only be accountable for such funds as are actually received by Beneficiary; and (ii) Beneficiary shall not be liable to Trustor or any other person or entity for any failure to act under this section.

     5.08 Remedies Cumulative. All rights and remedies of Beneficiary and Trustee hereunder are cumulative and are in addition to all rights and remedies provided by law or in any other agreements between Trustor and Beneficiary.

        ARTICLE VI.  MISCELLANEOUS PROVISIONS

     6.01 Merger. No merger shall occur as a result of Beneficiary's acquiring any other estate in, or any other lien on, the Subject Property unless Beneficiary specifically consents to a merger in writing.

     6.02 Recourse to Separate Property. Any married person who executes this Deed of Trust as a Trustor and who is obligated under any Secured Obligation agrees that any money judgment which Beneficiary or Trustee obtains pursuant to the terms of this Deed of Trust or any other obligation of that married person secured by this Deed of Trust may be collected by execution upon that person's separate property, and any community property of which that person is a manager.

     6.03 Disclosure of Information. Beneficiary reserves the right to sell, assign, transfer, negotiate or grant participation in all or any part of, or any interest in, Beneficiary's rights and benefits under the Note, any and all other Secured Obligations and this Deed of Trust. In connection therewith, Beneficiary may disclose all documents and information which Beneficiary now has or hereafter acquires relating to the Subject Property, all or any of the Secured Obligations and/or Trustor and, as applicable, any partners or joint venturers of Trustor, whether furnished by any Trustor or otherwise.

     6.04 Rules of Construction. (a) When the identify of the parties or other circumstances make it appropriate, the masculine gender includes the feminine or neuter or both, and the singular number includes the plural; (b) the term "Subject Property" means all and any part and any interest in the Subject Property; (c) if any term of this Deed of Trust shall be invalid or unenforceable, the remainder of this Deed of Trust shall not be affected thereby, and each term of this Deed of Trust shall be valid and enforceable to the fullest extent permitted by law; (d) all Section headings herein are for convenience of reference only, are not a part of this Deed of Trust, and shall be disregarded in the interpretation of any portion of this Deed of Trust; and (e) if more than one person or entity has executed this Deed of Trust as "Trustor", the obligations of all such Trustees hereunder shall be joint and several.

     6.05 Successors; Assigns. This Deed of Trust shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto; provided however, that this Section does not waive the provisions of Section 4.14 hereof.

     6.06 Statement of Obligation. Upon demand by Beneficiary, Trustor shall pay Beneficiary a fee not to exceed $60.00 or such other maximum as may be imposed by law for furnishing any Statement of Obligation as provided by Section 2943 of the California Civil Code.

     6.07 Execution of Documents. Trustor agrees, upon demand by Beneficiary or Trustee, to execute any and all documents and instruments required to effectuate the provisions hereof.

     6.08 Right of Inspection. Beneficiary or its agents or employees may enter onto the Subject Property at any reasonable time for the purpose of inspecting the Subject Property and ascertaining Trustor's compliance with the terms hereof.

     6.09 Incorporation. All terms of Exhibit A and each other exhibit and/or rider attached hereto and recorded herewith, are hereby incorporated into this Deed of Trust by this reference.

     6.10 Address: Requests for Notice. Notice to Beneficiary shall be sent to Beneficiary addressed to:

          WELLS FARGO BANK, NATIONAL ASSOCIATION
          1206 Van Ness Avenue
          Fresno CA 93721
          Attention: Note Department, MAC #______
          Loan Number _________________

or at such other place as Beneficiary from time to time may designate. Any Trustor whose address is set forth below hereby requests that a copy of any notice of default and notice of sale be mailed to such Trustor at that address. Failure to insert an address shall constitute a designation of Trustor's last known address as the address for any such notice. Trustee's address is AMERICAN SECURITIES COMPANY, c/o CORPORATE SECRETARY, MAC #0202-121, 464 California Street, San Francisco CA 94163.

     IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the date first set forth above.

     TRUSTOR PLEASE NOTE: IN THE EVENT OF YOUR DEFAULT, CALIFORNIA PROCEDURE PERMITS THE TRUSTEE TO SELL THE SUBJECT PROPERTY AT A SALE HELD WITHOUT SUPERVISION BY ANY COURT AFTER EXPIRATION OF A PERIOD PRESCRIBED BY LAW (SEE SECTION 5.02(f) HEREOF). UNLESS YOU PROVIDE AN ADDRESS FOR THE GIVING OF NOTICE, YOU MAY NOT BE ENTITLED TO OTHER NOTICE OF THE COMMENCEMENT OF SALE PROCEEDINGS. BY EXECUTION OF THIS DEED OF TRUST, YOU CONSENT TO SUCH PROCEDURE. IF YOU HAVE ANY QUESTIONS CONCERNING IT, YOU SHOULD CONSULT YOUR LEGAL ADVISOR. BENEFICIARY URGES YOU TO GIVE IT PROMPT NOTICE OF ANY CHANGE IN YOUR ADDRESS SO THAT YOU MAY RECEIVE PROMPTLY ANY NOTICE GIVEN PURSUANT TO THIS DEED OF TRUST.


Trustor(s)

GOTTSCHALKS INC.

By: s:\ Alan A. Weinstein
     SVP/CFO
                      EXHIBIT A
              (Description of Property)


Exhibit A to Deed of Trust executed by GOTTSCHALKS INC., A DELAWARE CORPORATION, as "Trustor," to AMERICAN SECURITIES COMPANY, as
"Trustee," for the benefit of WELLS FARGO BANK, NATIONAL
ASSOCIATION, as "Beneficiary," dated as of November 20, 1995.

Description of Property

Lot 6 of Tract No. 1258, in the City of San Luis Obispo, int he
County of San Luis Obispo, State of California, according to map recorded August 27, 1986 in Book 13, Page 46 of Maps, in the office of the County Recorder of said County.

DOCUMENT SIGNED AND NOTARIZED ON NOVEMBER 30, 1995.

WELLS FARGO BANK                   CORPORATE RESOLUTION: BORROWING

TO:  WELLS FARGO BANK, NATIONAL ASSOCIATION

     RESOLVED: That this corporation, GOTTSCHALKS INC. proposes to obtain credit from time to time, or has obtained credit from Wells Fargo Bank, National Association ("Bank").

     BE IT FURTHER RESOLVED, that any one of the following officers:______________ together with any one of the following
officers:      NONE     of this corporation be and they are
hereby authorized and empowered for and on behalf of and in the name of this corporation and as its corporate act and deed:

     (a) To borrower money from Bank and to assume any liabilities of any other person or entity to Bank, in such form and on such terms and conditions as shall be agreed upon by those authorized above and Bank, and to sign and deliver such promissory notes and other evidences of indebtedness for money borrowed or advanced and/or for indebtedness assumed as Bank shall require; such promissory notes or other evidences of indebtedness may provide that advances by requested by telephone communication and by any officer, employee or agent of this corporation so long as the advances are deposited into any deposit account of this corporation with Bank; this corporation shall be bound to Bank by, and Bank may rely upon, any communication or act, including telephone communications, purporting to be done by any officer, employee or agent of this corporation provided that Bank believes, in good faith, that the same is done by such person.

     (b) To contract for the issuance by Bank of letters of credit, to discount with Bank notes, acceptances and evidences of indebtedness payable to or due this corporation, to endorse the same and execute such contracts and instruments for repayment thereof to Bank as Bank shall require, and to enter into foreign exchange transactions with or through Bank.

     (c) To mortgage, encumber, pledge, convey, grant, assign or otherwise transfer all or any part of this corporation's real or personal Property for the purpose of securing the payment of any of the promissory notes, contracts, instruments and other evidences of indebtedness authorized hereby, and to execute and deliver to Bank such deeds of trust, mortgages, pledge agreements and/or other security agreements as Bank shall require.

     (d) To perform all acts and to execute and deliver all documents described above and all other contracts and instruments which Bank deems necessary or convenient to accomplish the purposes of this resolution and/or to perfect or continue the rights, remedies and security interest to be given to Bank hereunder, including without limitation, any modifications, renewals and/or extensions of any of this corporation's obligations to Bank, however evidenced; provided that the aggregate principal amount of all sums borrowed and credits established pursuant to this resolution shall not at any time exceed the sum of $31,000,000.00 outstanding and unpaid.

     Loans made pursuant to a special resolution and loans made by offices of Bank other then the office to which this resolution is delivered shall be in addition to foregoing limitation.

     BE IT FURTHER RESOLVED, that the authorize hereby conferred is in addition to that conferred by any other resolution heretofore or hereafter delivered to Bank and shall continue in full force and effect until Bank shall have received notice in writing, certified by the Secretary of this corporation, of the revocation hereof by a resolution duly adopted by the Board of Directors of this corporation. Any such revocation shall be effective only as to credit which is extended or committed by Bank, or actions which are taken by this corporation pursuant to the resolutions contained herein, subsequent to Bank's receipt of such notice. The authority hereby conferred shall be deemed retroactive, and any and all acts authorized herein which were performed prior to the passage of this resolution are hereby approved and ratified.

                    CERTIFICATION

     I, Alan A. Weinstein, Secretary of GOTTSCHALKS INC., a corporation created and existing under the laws of the State of DELAWARE, do hereby certify and declare that the foregoing is a full, true and correct copy of the resolutions duly passed and adopted by the Board of Directors of said corporation, by written consent of all Directors of said corporation or at a meeting of said Board duly and regularly called, noticed and held on November 15, 1995, at which meeting a quorum of the Board of Directors was present and voted in favor of said resolutions; that said resolutions are now in full force and effect; that there is no provision in the Articles of Incorporation or Bylaws of said corporation, or any shareholder agreement, limiting the power of the Board of Directors of said corporation to pass the foregoing resolutions and that such resolutions are in conformity with the provisions of such Articles of Incorporation and Bylaws; and that no approval by the shareholders of, or of the outstanding shares of, said corporation is required with respect to the matters which are the subject of the foregoing resolutions.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the corporate seal of said corporation as of November 20, 1995.

s:\ Alan A. Weinstein
     Secretary
WELLS FARGO BANK                        CERTIFICATE OF INCUMBENCY


TO:  WELLS FARGO BANK, NATIONAL ASSOCIATION

     The undersigned, Alan A. Weinstein, Secretary of GOTTSCHALKS INC., a corporation created and existing under the laws of the State of Delaware, hereby certifies to Wells Fargo Bank, National Association ("Bank") that the following named persons are those duly elected officers of this corporation specified in the Corporate Resolution attached hereto and that the signatures opposite their names are their true signatures:

Title                              Name                Signature

Senior Vice President/        Alan A. Weinstein     s:\Alan A. Weinstein


     The undersigned further certifies that should any of the above named officers change, or should the signature requirements of said Corporate Resolution change, this corporation shall provide Bank immediately with a new Certificate of Incumbency. Bank is hereby authorized to rely on this Certificate until a new Certificate certified by the Secretary of this corporation is received by Bank.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the corporate seal of said corporation as of November 20, 1995.

s:\Alan A. Weinstein
     Secretary

Recording Requested by,
And After Recording, Return to:
WELLS FARGO BANK,
 NATIONAL ASSOCIATION
Commercial Finance Division
9000 Flair Drive
El Monte, CA.  91731
Attn: Michael Baranowski


         FIRST MODIFICATION OF DEED OF TRUST

     This First Modification of Deed of Trust (this
"Modification") is entered into as of March 6, 1996, by and between GOTTSCHALKS INC. ("Trustor"), and WELLS FARGO BANK, NATIONAL
ASSOCIATION ("Beneficiary").

                      RECITALS

     This Modification is entered into upon the basis of the following facts and understandings of the parties:

     A. This Modification pertains to that certain Deed of Trust dated as of November 20, 1995, executed by Trustor to American Securities Company, as Trustee, in favor of Beneficiary, and recorded on December 5, 1995, as Document No. 1995-056390 of the Official Records of the County of San Luis Obispo, State of California ("Deed of Trust").

     B. The obligations secured by the Deed of Trust have been modified, and Trustor and Beneficiary have agreed to modify the Deed of Trust to accurately reflect the obligations secured thereby.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. The promissory note dated as of November 20, 1995, executed by Trustor and payable to Beneficiary or its order, in the principal amount of $2,743,109.72, which is described in Section 2.01(a) of, and is secured, by the Deed of Trust, has been modified by extending the maturity date and increasing the rate of interest applicable thereto.

     2. The real property and the whole thereof described in the Deed of Trust shall remain subject to the lien, charge or encumbrance of the Deed of Trust and nothing herein contained or done pursuant hereto shall affect or be construed to affect the liens, charges or encumbrances of the Deed of Trust, or the priority thereof over other liens, charges or encumbrances, or to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of said promissory notes and/or the Deed of Trust.

     3. All terms and conditions of the Deed of Trust not expressly modified herein remain in full force and effect, without waiver or amendment. This Modification and the Deed of Trust shall be read together, as one document.

     IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the day and year first above written.

BENEFICIARY:                       TRUSTOR:

WELLS FARGO BANK                   GOTTSCHALKS INC.

By:                           By: s:\Alan A. Weinstein

Title:                             Title: SVP/CFO

            (ATTACH NOTARY ACKNOWLEDGMENTS)